Exhibit 99.1

2019 2020 2021 2022 2023 2024 2025E 2019 2020 2021 2022 2023 2024 2025E

••••••••

2019 2024 2027E

•••••

2021 2022 2023 2024 2025 Q1 2025E 2025

# Investor Presentation

May 2025



Astrana Health

# Forward Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements include any statements about the Company's business, financial condition, operating results, plans, objectives, expectations and intentions, expansion plans, estimates of our total addressable market, our ability to successfully complete and realize the benefits of anticipated acquisitions, including statements regarding the pending acquisition of certain businesses and assets of Prospect Medical Holdings, Inc., which may not be completed in a timely manner, or at all, the potential impact of the Chapter 11 filing by Prospect Medical Holdings, Inc. on the transaction, the debt financing for the transaction and the Company's ability to decrease its net leverage in the future, integration of acquired companies and any projections of earnings, revenue, EBITDA, Adjusted EBITDA or other financial items, such as the Company's projected capitation and future liquidity, and may be identified by the use of forward-looking terms such as "anticipate," "could," "can," "may," "might," "potential," "predict," "should," "estimate," "expect," "project," "believe," "plan," "envision," "intend," "continue," "target," "seek," "will," "would," and the negative of such terms, other variations on such terms or other similar or comparable words, phrases or terminology. Forward-looking statements reflect current views with respect to future events and financial performance and therefore cannot be guaranteed. Such statements are based on the current expectations and certain assumptions of the Company's management, and some or all of such expectations and assumptions may not materialize or may vary significantly from actual results. Actual results may also vary materially from forward-looking statements due to risks, uncertainties and other factors, known and unknown, including the risk factors described from time to time in the Company's reports to the U.S. Securities and Exchange Commission (the "SEC"), including without limitation the risk factors discussed in the Company's last Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q.

Because the factors referred to above could cause actual results or outcomes to differ materially from those expressed or implied in any forward-looking statements, you should not place undue reliance on any such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation and, unless legally required, the Company does not undertake any obligation to update any forward-looking statement, as a result of new information, future events or otherwise.

This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. The Company makes no representation or warranty, express or implied, with respect to the accuracy, reasonableness or completeness of such information.

# Use of Non-GAAP Financial Measures

This presentation contains the non-GAAP financial measures EBITDA and Adjusted EBITDA, of which the most directly comparable financial measure presented in accordance with U.S. generally accepted accounting principles ("GAAP") is net income. These measures are not in accordance with, or alternatives to, GAAP, and may be calculated differently from similar non-GAAP financial measures used by other companies. The Company uses Adjusted EBITDA as a supplemental performance measure of our operations, for financial and operational decision-making, and as a supplemental means of evaluating period-to-period comparisons on a consistent basis. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation, and amortization, excluding income or loss from equity method investments, non-recurring and non-cash transactions, stock-based compensation, and APC excluded assets costs. Beginning in the third quarter ended September 30, 2022, the Company has revised the calculation for Adjusted EBITDA to exclude provider bonus payments and losses from recently acquired IPAs, which it believes to be more reflective of its business.

The Company believes the presentation of these non-GAAP financial measures provides investors with relevant and useful information, as it allows investors to evaluate the operating performance of the business activities without having to account for differences recognized because of non-core or non-recurring financial information. When GAAP financial measures are viewed in conjunction with non-GAAP financial measures, investors are provided with a more meaningful understanding of the Company's ongoing operating performance. In addition, these non-GAAP financial measures are among those indicators the Company uses as a basis for evaluating operational performance, allocating resources, and planning and forecasting future periods. Non-GAAP financial measures are not intended to be considered in isolation, or as a substitute for, GAAP financial measures. Other companies may calculate both EBITDA and Adjusted EBITDA differently, limiting the usefulness of these measures for comparative purposes. To the extent this Presentation contains historical or future non-GAAP financial measures, the Company has provided corresponding GAAP financial measures for comparative purposes, except as otherwise noted below. The reconciliation between certain GAAP and non-GAAP measures is provided in the Appendix.

The Company has not provided a quantitative reconciliation of applicable non-GAAP measures, such as the projected adjusted EBITDA in 2025 and for future years, to the most comparable GAAP measure, such as net income, on a forward-looking basis within this presentation because the Company is unable, without unreasonable efforts, to provide reconciling information with respect to certain line items that cannot be calculated. These items, which could materially affect the computation of forward-looking GAAP net income, are inherently uncertain and depend on various factors, some of which are outside of the Company's control.

# Astrana Accelerates Healthcare Transformation At Scale

**Astrana Health** is a healthcare platform that organizes and empowers providers to drive **accessible, high-quality, and high-value care for all patients** through a provider-centric, technology-driven approach via its three business segments

### Care Partners
**Affiliated and employed provider network, empowered to take risk** across all health plan lines of business to deliver integrated care

### Care Delivery
**Flexible footprint of owned primary care and multi-specialty clinics** with employed providers who deliver personalized care

### Care Enablement
**Full-stack technology and solutions platform**, empowering providers to deliver the best possible care to all patients in their communities

## A platform with...

### Scale

| | |
|---|---|
| **1.1 million**<br>Members in value-based care | **12,000+**<br>Astrana Health providers[1] |
| **20+**<br>Payer partners | **16**<br>Markets |

### Demonstrable Clinical Outcomes

**▼53%**
Fewer hospital admissions[2]

### Financial Strength

| | |
|---|---|
| **$2.03B**<br>FY '24 Revenue | **$170.4M**<br>FY '24 Adj. EBITDA |

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information
1. Includes contracted and employed providers in our provider network, across all specialties, and including both Consolidated and Managed providers
2. Astrana Health 2024 utilization metrics compared to CMS benchmark

# The status quo for healthcare in the United States is broken

**Insufficient**
& costly access to quality care

**Poor**
provider and patient satisfaction

**Limited**
technology & coordinated care



Example geography: San Gabriel Valley


134
PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
10
MONTEREY PARK
SOUTH SAN GABRIEL
710
60
Primary care
Specialists
Hospitals

# Astrana transforms the status quo into…

## Accessible, High-quality, Coordinated

## …care delivery networks

aetna | cigna | Elevance Health | CENTENE | Humana | MOLINA HEALTHCARE | United Healthcare | + ~20 Other Payers

**Care Partners**



Risk-bearing organization (Care Partners)

| Affiliate Providers | | Care Delivery | |
|---|---|---|---|
| Primary care | Ancillary services | Primary care | Ancillary services |
| Multi-specialty | Outpatient clinics | Multi-specialty | Outpatient clinics |

**Care Enablement**

- **Data Infrastructure & Provider Solutions**
- **Clinical & Care Coordination Solutions**
- **Payer Delegation Solutions**

**Example Network: Astrana in San Gabriel Valley**[1]

Through our business segments, we build critical density in markets to ensure access to quality care



PASADENA
SOUTH PASADENA
SAN MARINO
ALHAMBRA
MONTEREY PARK
SOUTH SAN GABRIEL
134
10
710
60

Primary care | Specialists | Hospitals | Care Delivery | Risk-bearing organization (Care Partners)

1. Providers shown are in Astrana Care Partners network and/or Care Delivery

# Astrana's model makes care more accessible for patients and improves outcomes

**14%**
Shorter inpatient length of stay vs benchmark[2]

**45%**
Fewer hospital admissions than benchmark[1]


Leslie R. Los Angeles, CA
AMG
PCP Clinic

**70%**
Of prior authorizations auto-approved, driving increased access for patients with instantaneous approvals[3]

Astrana care team contacts Leslie to schedule her Annual Wellness Visit



Leslie visits an AstranaCare clinic, where her PCP explains the need for a cardiology visit given her most recent lab results



Leslie's PCP submits a prior authorization for an in-network cardiology visit, which is auto-approved within moments by Astrana's UM/CM[4] platform; AstranaCare team helps Leslie schedule with an affiliate cardiologist


Astrana Health
Dashboard

Leslie see the cardiologist in her neighborhood; Leslie's PCP sees the relevant medical records in the Astrana provider portal and incorporates into Leslie's care plan



Source: Centers for Medicare and Medicaid Services; Note: Excludes CHS patients; All names, images, and situations presented are for illustrative purposes only
1. Astrana Health figures based on analysis of Jan-Sep 2024 internal data from all Medicare Advantage members and compared against relevant benchmark
2. Astrana Health figures based on analysis of Jan-Jun 2024 internal data from Care Partners Medicare patients and compared against CMS Medicare Advantage benchmark
3. Care Partners equipped with automated prior authorizations; Excludes CHS providers
4. Utilization management/ Care management

# Astrana platform consistently delivers patient impact, growth, and profitability across all environments

## Revenue ($M)



~29% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$2,500 - $2,700
2019
2020
2021
2022
2023
2024
2025E
[COVID]
[Post-COVID]
[MA Headwinds]
[Medicaid redetermination]

## Adjusted EBITDA ($M)



~22% CAGR
$54
$103
$134
$140
$147
$170
$170-190
2019
2020
2021
2022
2023
2024
2025E
[COVID]
[Post-COVID]
[MA Headwinds]
[Medicaid redetermination]

## Patient Impact

**13** Markets



| | 2019 | 2020 | 2021 | 2022 | 2023 | 2024 | 1Q 2025 |
|---|---|---|---|---|---|---|---|
| **# of Markets** | 3 | 3 | 4 | 6 | 6 | 11 | 13 |
| **% of Lives in Full Risk** | 0 | 0 | 0 | 4% | 17% | 33% | 38% |

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Updated Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information
Note: Colored states represent those with more than 5,000 members

# Astrana reiterates FY2025 guidance

($ in millions, except for per share information)

| | Actual Q1 2025 Results | Q2 2025 Guidance Range[1,2] |
|---|---|---|
| Total Revenue | $620.4 | $615 - $655 |
| Adjusted EBITDA[1,2] | $36.4 | $45 - $50 |

| | Actual FY 2024 Results | FY 2025 Guidance Range[1,2] |
|---|---|---|
| Total Revenue | $2,034.5 | $2,500 - $2,700 |
| Adjusted EBITDA[1,2] | $170.4 | $170 - $190 |

1. See "Reconciliation of Net Income to EBITDA and Adjusted EBITDA," "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA" and "Use of Non-GAAP Financial Measures" slides for more information There can be no assurance that actual amounts will not be materially higher or lower than these expectations. See "Forward-Looking Statements" on slide 2
2. FY 2025 guidance does not include new markets or contribution from any acquisitions which have not yet closed; does include approximately $15M of planned investments in integration, growth initiatives, and AI initiatives

# Execution Playbook

# The Astrana Playbook

| | |
|---|---|
| **Growth:** Sustainably growing membership to bring better care to more Americans | • Growth within our existing markets (CA, NV, TX)<br>• Expansion into new geographies |
| **Risk Progression:** Increasing alignment with patient outcomes through responsible risk progression in value-based arrangements | • 1.1M total members in VBC arrangements[1]<br>• 38% of members are full-risk, across Medicare, Medicaid, and Commercial LOBs[1,2] |
| **Outcomes and Cost:** Achieving superior patient outcomes and care quality while managing cost | • 53% fewer hospitalizations compared to benchmark[3]<br>• Maintaining access to high-quality care and moderating increasing cost trends |
| **Operating Leverage:** Driving operating excellence across our business through our Care Enablement suite | • 85% of Care Partners PCP's active on Astrana point-of-care tool across all LOBs[4]<br>• 70% of prior authorizations auto-approved |

1. Members by risk arrangement represent Care Partners membership only as of March 31, 2025
2. Lines of Business
3. Based on 2024 utilization rates compared to CMS benchmark Excludes Collaborative Health System (CHS) providers
4. Care Partners equipped with automated prior authorizations; Excludes CHS providers

# Astrana has developed a differentiated model to drive continued and sustainable growth

## The Astrana Playbook

- **Growth – Organic and Inorganic**
- **Risk Progression**
- **Outcomes and Cost**
- **Operating Leverage**

**Repeatable M&A with synergies**
to supplement organic growth

PROSPECT HEALTH (Certain businesses and assets relating to Prospect Health System)[5]

COLLABORATIVE HEALTH SYSTEMS ✓

Community Family Care ✓

✓ *Fully integrated*

## Adjusted EBITDA



($ in millions)
Core Astrana
Prospect pro forma
Prospect pre-close
Synergies
$54
~26% CAGR[1]
$170[2]
$81[3]
~27% CAGR[4]
At least $350
Astrana Playbook
Astrana Playbook
2019
2024
2027E

Note: Assumes the closing of the proposed acquisition of Prospect Health; For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. Based on Astrana Health's 2019 Adj. EBITDA to Astrana's 2024 Adj. EBITDA of $170M
2. FY 2024 Adj. EBITDA $170.4M
3. Management's estimate for the FY 2025
4. Based on implied EBITDA growth from $170M to $350M+ of Adj. EBITDA (incl. Prospect Health)
5. Includes certain businesses and assets relating to Prospect Health System (Prospect Health Plan, Prospect Medical Groups, Prospect Medical Systems, RightRx, Foothill Regional Medical Center

# We've demonstrated our ability to provide better care at lower cost in our core market, California

## California


1992
2019
2021-2022
2023
2024
14.4M
Population Reach
20.6M
Population Reach
26.7M
Population Reach
~$380B
CA TAM Opportunity

**Launched in Southern CA**

Los Angeles 9.7M pop.[1]

MCR Improvement: ~(1,350) bps[2]

**Built density in Southern CA**

San Bernardino 2.2M pop.[1]

Riverside 2.5M pop.[1]

MCR Improvement: ~(750) bps[2]

**Expanded into Northern CA**

Bay Area 6.2M pop.[1]

MCR Improvement: ~(950) bps[3]

**Expanded into Central CA**

Central Valley 6.1M pop.[1]

**Deepened CA Alignment**

- Community Family Care Health Plan and RKK License acquisition
- Prime Community Care of Central Valley and BASS Medical Group join Care Partners
- Anthem Blue Cross partnership
- 6 additional Care Delivery sites
- ~2.6k additional Care Partners providers[4]

Source: U.S. Census Bureau, population data as of 2022; CMS
1. County population data as of 2022
2. Reflects the MCR improvement from 2019 to 2023
3. Reflects MCR improvement from 2021 to 2023
4. Represents Care Partners providers added between December 2023 and December 2024

# We continue to deploy the Astrana playbook in new markets consistently

**Building a differentiated experience for patients & providers**

Build and grow a differentiated provider network



Bend the cost curve
Via proactive, coordinated care management and generate savings in prudent value-based arrangements

Generate opex efficiencies
Leveraging Astrana's Care Enablement platform

Invest in patient programs, preventive care, and care management

## 2 – 3 Years to Profitability

**Entered in Q4 2022**



- 700+ providers within Care Partners
- 35% growth YoY in Care Delivery visits
- AstranaCare clinics and Astrana risk-bearing entities reached run-rate breakeven in Q1

**Entered in Q3 2023**



- 3,400+ providers within Care Partners serving over 17,600 Medicare Advantage lives
- On track to reach profitability in 2025

# Astrana has the ability to integrate significant inorganic growth profitably through our scalable clinical and technology infrastructure

## Community Family Care (CFC) Overview

**Care Partners**

CFC IPA was an **independent physician association** ("IPA") that managed members across all LOBs in the **Los Angeles, California** area with **200k+ members**, 250+ PCPs, and 400 specialists

**CFC Health Plan ("HP")** was a Care Enablement client, with a Restricted Knox Keene ("RKK") license for Medicaid members

## De-risked integration playbook leveraging scalable infrastructure



CFC Revenue ($ in millions)
CFC IPA became Astrana's MSO client January 2020
Astrana closed the CFC IPA & CFC HP acquisition in Q1 2024
~29% CAGR
Astrana Integration Playbook
$101
$119
$155
$334
2019
2020
2023
2024
CFC Adj. EBITDA ($ in millions)
MSO client
Acquisition
~28% CAGR
Astrana Integration Playbook
$7
$13
$24
$35[2]
2019
2020
2023
2024
Pre-Astrana
Astrana MSO client
Post-acquisition[1]

Source: CFC audited financial statements; Astrana financials

1. Post-acquisition period only begins in full after Q1 2024
2. Inclusive of synergies

# Highly complementary inorganic growth through our acquisition of Prospect

## Pro forma geographic footprint



Complementary markets in Southern California:

Astrana | Prospect | Astrana and Prospect

## Pro forma 2024 revenue mix by payer[1]


Commercial
11%
Medicaid
28%
Medicare
61%

## Astrana Health

**32 years**
Operating history

**1.1M**
Members in value-based care arrangements

**$2.03B**
2024 Revenue[2]

**$170.4M**
2024 Adj. EBITDA[2]

## PROSPECT HEALTH

**37 years**
Operating history

**610k**
Members in value-based care arrangements

**$1.2B**
2024 Revenue[3]

**$94M**
2024 Adj. EBITDA[3]

Note: Assumes the closing of the proposed acquisition of Prospect Health; Prospect financial and operating stats shown on page are approximations
Note: Colored states represent those with more than 5,000 members
1. Based on Astrana and Prospect FY '24 Revenue by payer
2. Astrana Health 2024 Guidance as of Q3 2024
3. Management's estimate for the twelve months ending December 31, 2024

# Prudently transitioning to full-risk contracts to better align incentives around patient outcomes and improve unit economics


Capitated Revenue by Risk Arrangement[1]
100%
65%
35%
53%
47%
27%
73%
25%
75%
21%
79%
2021
2022
2023
2024
2025 Q1
2025E


Members by Risk Arrangement[2]
62%
38%
2025
Full-risk
Partial-risk
Projected

Our partial-risk membership presents an **embedded opportunity** for increased platform value and risk alignment. We succeed in these contracts by **continuing to drive positive patient outcomes.**

1. Revenue by risk arrangement represents capitation revenue only
2. Members by risk arrangement represent Care Partners membership only as of April 1, 2025

# Our purpose-built, intelligent, value-based care platform drives scalable and repeatable results across our business






Specialty Group
Los Angeles
San Bernardino
San Francisco
Las Vegas
Houston
IM/FM/GP
RADIOLOGY
LABORATORY
EMERGENCY MEDICINE
OBSTETRICS & GYNECOLOGY
CARDIOLOGY
ORTHOPEDIC SURGERY
MULTI SPECIALTY
URGENT CARE
PHYSICAL THERAPY
GASTROENTEROLOGY
HOSPITAL
DMEPOS
HEMATOLOGY/ONCOLOGY
PEDIATRICS
HOSPITALIST
FAMILY PLANNING
GENERAL SURGERY
NEUROLOGY
ANESTHESIOLOGY



## Provider Empowerment and Engagement

- ✦ All-in-one point-of-care tool for both providers and practices
  - ✦ Check member eligibility
  - ✦ Submit & receive auto-approval for prior auths
  - ✦ View & act on quality and risk adjustment gaps
  - ✦ Collaborate w/ Care Teams[1]
  - ✦ View longitudinal patient records, SDOH[2], and population health data

## Care Management & Patient Outcomes

- ✦ Intelligent patient population risk stratification
- ✦ Focused and purposeful member Care Management Plans to ensure evidence-based solutions and responses
- ✦ 250+ full-time employees on our Care Teams[1], improving delivery of care and patient outcomes

## Population Health & Analytics

- ✦ NCQA-certified HEDIS® engine drives actionable insights, closing gaps in care
- ✦ Composable "Command Center" dashboard highlights trends[3] and opportunities to improve access and quality
- ✦ Care access analytics highlights provider network opportunities

## Operating Leverage

- ✦ Scalable platform yields meaningful operating leverage
- ✦ 70% prior auths are auto-approved, driving increased access for patients
- ✦ Ability to demonstrably improve operating leverage for third-party Care Enablement clients

1. Astrana Health's Care Team includes MDs, NPs, PAs, RNs, LVNs, etc.
2. SDOH = Social Determinants of Health
3. Trends are customizable by specialty, by region, with trends in prior authorization counts, utilization, costs, among other trends

# Our Care Enablement platform creates operating leverage for new clients and Care Partners

| Data Infrastructure and Provider Solutions | | | | Clinical and Care Coordination Solutions | | | | Payer Delegation Solutions | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|
| Ops Automation | VBE[1] Suite & Data Lake | Point of Care Tools | Analytics & Reporting | Quality | Clinical Programs | RPM[2] | UM[3] & Care Management | Provider Relations | Contracting & Credentialing | Revenue Cycle | Prior Authorization |

**Examples:**

## Group 1, *California*


Total revenue
140%
Year 0
Year 2
Total G&A
7%
Year 0
Year 2

## Group 2, *Non-California*


Total revenue
13%
Year 0
Within Year 1
Total G&A
(21%)
Year 0
Within Year 1

Source: Astrana Health financials

# Execution of our strategy drives profitable growth

## Astrana playbook

- Growth
- Risk Progression
- Outcomes and Cost
- Operating Leverage

## Profitable growth

**Revenue** *($ in millions)*



~29% CAGR
$561
$687
$774
$1,144
$1,387
$2,035
$2,500 - $2,700
2019
2020
2021
2022
2023
2024
2025E

**Adj. EBITDA** *($ in millions)*



~22% CAGR
$54.2
$102.8
$133.5
$140.0
$146.6
$170.4
$170- $190
2019
2020[2]
2021[2]
2022[2]
2023[2]
2024
2025E[3]

**Clear visibility into continued 25%+ growth over the medium term**

Astrana Health

Note: For more information, see "Reconciliation of Net Income to EBITDA and Adjusted EBITDA", "Guidance Reconciliation of Net Income to EBITDA and Adjusted EBITDA", and "Use of Non-GAAP Financial Measures" slides for more information

1. 2020-2021 Adj. EBITDA benefitted from tailwinds of lower utilization during the COVID-19 pandemic. Return to pre-pandemic utilization in 2022 and 2023

# Building the premier, patient-centered healthcare platform for all

.✦. Astrana Health

**Growth**
Sustainably growing membership to bring better care to more Americans

**Risk Progression**
Increasing alignment through total cost of care responsibility in value-based arrangements

**Outcomes and Cost**
Achieving superior patient outcomes while managing cost

**Operating Leverage**
Driving operating leverage across our business through our Care Enablement suite



Care Partners | Care Delivery | Care Enablement

| 16 | 1.7M | 20k+ | $3.3B | $264M |
|---|---|---|---|---|
| Markets[1] | VBC Members[1,2] | Providers[1] | 2024 PF Revenue[3] | 2024 PF Adj. EBITDA[3,4] |

Note: Assumes the closing of the proposed acquisition of Prospect Health; All financial and membership information shown on page are approximations and are rounded.
Note: Colored states represent those with more than 5,000 members

1. Proforma to Prospect acquisition
2. Members in value-based care arrangements
3. Financials shown on page based on pro forma 2024 management estimates
4. Based on $170 million per Astrana's Adjusted EBITDA and Prospect's estimated Adjusted EBITDA of $94 million for calendar year 2024

# Appendix

# Reconciliation of Net Income to EBITDA & Adjusted EBITDA

| $ in thousands | | Three Months Ended December 31, 2024 | | Three Months Ended December 31, 2023 | | Twelve Months Ended December 31, 2024 | | Twelve Months Ended December 31, 2023 |
|---|---|---|---|---|---|---|---|---|
| **Net Income** | $ | (7,777) | $ | (94) | $ | 49,932 | $ | 57,849 |
| Interest Expense | | 8,069 | | 5,422 | | 33,097 | | 16,102 |
| Interest income | | (3,221) | | (4,591) | | (14,508) | | (14,208) |
| Provision for income taxes | | 5,882 | | 1,018 | | 30,886 | | 31,989 |
| Depreciation and amortization | | 8,126 | | 4,902 | | 27,927 | | 17,748 |
| **EBITDA** | | 11,079 | | 6,657 | | 127,334 | | 109,480 |
| | | | | | | | | |
| Income from equity method investments | | (1,564) | | (1,989) | | (4,451) | | (5,149) |
| Other, net | | 10,288[4] | | 4,721[5] | | 12,951[2] | | 6,228[3] |
| Stock-based compensation | | 15,235 | | 8,676 | | 34,536 | | 22,040 |
| APC excluded assets costs | | - | | 10,949 | | - | | 13,988 |
| **Adjusted EBITDA** | $ | 35,038 | $ | 29,014 | $ | 170,370 | $ | 146,587 |
| **Adjusted EBITDA margin[1]** | | 5% | | 8% | | 8% | | 11% |

1.The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue. 2.Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement. 3. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement relating to interest on the Revolver Loan, and excise tax related to a nonrecurring buyback of the Company's stock from APC. 4.Other, net for the three months ended December 31, 2024 relates to transaction costs incurred for our investments, to anticipated recoveries from one time losses relating to third party payer payments associated with the CHS transaction, and non-cash change in the fair value of our call option. 5.Other, net for the three months and year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.

# Reconciliation of Net Income to EBITDA & Adjusted EBITDA (continued)

| For the twelve months ended<br>$ in millions | 2024 | 2023 | 2022 | Year Ended<br>2021 | 2020 | 2019 |
|---|---|---|---|---|---|---|
| **Net Income** | $ 49.9 | $ 57.8 | $ 45.7 | $ 46.1 | $ 122.1 | $ 15.8 |
| Interest expense | 33.1 | 16.1 | 7.9 | 5.4 | 9.5 | 4.7 |
| Interest income | (14.5) | (14.2) | (2.0) | (1.6) | (2.8) | (2.0) |
| Provision for income taxes | 30.9 | 32.0 | 40.9 | 31.7 | 56.3 | 10.0 |
| Depreciation and amortization | 27.9 | 17.7 | 17.5 | 17.5 | 18.4 | 18.3 |
| **EBITDA[1]** | 127.3 | 109.5 | 110.1 | 99.1 | 203.5 | 46.8 |
| Goodwill impairment | - | - | - | - | - | 2.0 |
| Income (loss) from equity method investments | (4.5) | (5.1) | (5.7)[6] | 5.3[6] | (0.3)[6] | 2.9 |
| Gain on sale of equity method investment | - | - | - | (2.2) | - | - |
| Other, net | 13.0[7] | 6.2[2] | 3.3[3] | (1.7)[4] | (0.5)[4] | - |
| Stock-based compensation | 34.5 | 22.0 | 16.1 | 6.7 | 3.4 | 0.9 |
| APC excluded assets costs | - | 14.0 | 16.2[6] | 26.4[6] | (103.3)[6] | 1.5 |
| **Adjusted EBITDA[1]** | $ 170.4 | $ 146.6 | $ 140.0 | $ 133.5 | $ 102.8 | $ 54.2 |
| | | | | | | |
| **Net Revenue** | $ 2,034.5 | $ 1,386.7 | $ 1,144.2 | $ 773.9 | $ 687.2 | $ 560.6 |
| **Adjusted EBITDA Margin[5]** | 8% | 11% | 12% | 17% | 15% | 10% |

1. See "Use of Non-GAAP Financial Measures" slide for more information; 2. Other, net for the year ended December 31, 2023 consists of nonrecurring transaction costs and tax restructuring fees incurred, non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests, contingent liabilities, and the Company's Collar Agreement, and excise tax related to a nonrecurring buyback of the Company's stock from APC.; 3. Other, net for the year ended December 31, 2022 consists of one-time transaction costs incurred and non-cash gains and losses related to the changes in the fair value of our financing obligation to purchase the remaining equity interests and contingent considerations.; 4. Other, net for the years ended December 31, 2021 and 2020 relate to COVID-19 relief payments recognized in 2021 and 2020; 5. The Company defines Adjusted EBITDA margin as Adjusted EBITDA over total revenue; 6. Certain APC minority interests where APC owns the asset but not the right to the dividends is reclassified from APC excluded asset costs to income from equity method investments; 7. Other, net for the year ended December 31, 2024 relates to transaction costs incurred for our investments and tax restructuring fees, anticipated recoveries from one time losses relating to third party payer payments associated with the Collaborative Health Systems, LLC ("CHS") transaction, financial guarantee via a letter of credit that we provided almost three years ago in support of two local provider-led ACOs, reimbursement from a related party of the Company for taxes associated with the December 2023 Excluded Assets Spin-off, non-cash gain on debt extinguishment related to one of our promissory note payables, non-cash realized loss from sale of one of our marketable equity securities, non-cash changes related to change in the fair value of our call option, change in the fair value of our financing obligation to purchase the remaining equity interests in one of our investments, changes in the fair value of our contingent liabilities, and changes in the fair value of the Company's Collar Agreement

# Guidance Reconciliation of Net Income to EBITDA & Adjusted EBITDA

| (in thousands, $) | 2025 Guidance Range Low | 2025 Guidance Range High |
|---|---|---|
| **Net Income** | 62,500 | 73,500 |
| Interest expense | 16,000 | 19,000 |
| Provision for income taxes | 34,000 | 40,000 |
| Depreciation and amortization | 32,500 | 32,500 |
| EBITDA | 145,000 | 165,000 |
| | | |
| Loss (income) from equity method investments | (5,500) | (5,500) |
| Other, net | 9,500 | 9,500 |
| Stock-based compensation | 21,000 | 21,000 |
| **Adj. EBITDA** | 170,000 | 190,000 |

Note: See "Use of Non-GAAP Financial Measures" slide for more information.


Investor Relations
investors@astranahealth.com
Astrana Health